Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Plastec Technologies, Ltd. (the “Company”) on Form 20-F as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2019

By:	/s/ Kin Sun Sze-To
Kin Sun Sze-To
Chief Executive Officer
(Principal Executive Officer)

Dated: May 15, 2019

By:	/s/ Ho Leung Ning
Ho Leung Ning
Chief Financial Officer
(Principal Accounting Officer and
Principal Financial Officer)